UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 28, 2011

COMERICA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10706	38-1998421
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 462-6831
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Effective July 28, 2011, pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”) dated January 16, 2011, as amended, by and between Comerica Incorporated, a Delaware corporation (“Comerica”) and Sterling Bancshares, Inc., a Texas corporation (“Sterling”), Comerica and Sterling completed the merger (the “Merger”) in which Sterling merged with and into Comerica, with Comerica as the surviving corporation.

Item 2.05.  Costs Associated with Exit or Disposal Activities.

On July 28, 2011, Comerica committed to a restructuring plan in connection with the completion of the Merger. The restructuring plan, which is expected to be substantially completed by December 31, 2012, is intended to streamline operations across the combined organization.

The restructuring plan is expected to result in cumulative costs of approximately $125 million through the end of the plan, primarily encompassing facilities and contract termination charges, systems integration and related charges, severance and other employee-related charges, and transaction-related costs. The total estimated cost of $125 million, approximately $110 million of which is expected to be incurred in cash, consists of (i) $57 million of facilities and contract termination charges (approximately $42 million of which is expected to be incurred in cash), (ii) $32 million of systems integration and related charges, (iii) $28 million of severance and other employee-related expenses, and (iv) $8 million of transaction-related costs.

All of the components of the restructuring plan are not finalized and actual total costs and timing may vary from those estimated due to changes in the scope or assumptions underlying the restructuring plan.

Forward-looking Statements

Any statements in this Item 2.05 that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective,” “looks forward” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this Item 2.05 and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed.  Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions and related credit and market conditions; changes in trade, monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; adverse conditions in the capital markets; the interdependence of financial service companies; changes in regulation or oversight, including the effects of recently enacted legislation, actions taken by or proposed by the U.S. Treasury, the Board of Governors of the Federal Reserve System, the Texas Department of Banking and the Federal Deposit Insurance Corporation, legislation or regulations enacted in the future, and the impact and expiration of such legislation and regulatory actions; unfavorable developments concerning credit quality; the acquisition of Sterling, or any future acquisitions; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines; the implementation of Comerica’s strategies and business models, including the anticipated performance of any new banking centers; Comerica’s ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties or information security problems; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; the entry of new competitors in Comerica’s markets; changes in customer borrowing, repayment, investment and deposit practices; management’s ability to maintain and expand customer relationships; management’s ability to retain key officers and employees; the impact of legal and regulatory proceedings; the effectiveness of methods of reducing risk exposures; the effects of war and other armed conflicts or acts of terrorism and the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to Comerica’s and Sterling’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this Item 2.05 or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 28, 2011, Comerica notified the NASDAQ Global Select Market (“NASDAQ”) of the completion of the Merger.  Due to the Merger, on that same date, NASDAQ filed with the Securities and Exchange Commission a notification of removal from listing on Form 25 to delist the outstanding warrants to purchase Sterling common stock (“Sterling Warrants”) under Section 12(b) of the Securities Exchange Act of 1934.  At the time of the Merger, the Sterling Warrants were converted into warrants (“New Comerica Warrants”) to purchase shares of Comerica common stock, par value $5.00 per share (“Comerica Common Stock”), as described below.  The New Comerica Warrants do not meet NASDAQ’s quantitative listing requirements for initial listing due to an insufficient number of round lot holders, nor do they meet the New York Stock Exchange’s minimum numerical standards for initial listing.  Accordingly, trading of the Sterling Warrants on NASDAQ was suspended prior to the opening of trading on July 28, 2011 and the New Comerica Warrants are expected to be quoted on the OTC Bulletin Board.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Items 3.01 and 8.01 is incorporated by reference into this Item 3.03.

In connection with the completion of the Merger, Comerica, pursuant to supplemental indentures dated as of July 28, 2011, assumed all of the outstanding obligations of Sterling with respect to the 8.30% Cumulative Trust Preferred Securities of the Sterling Bancshares Capital Trust III (the “Capital Trust III Securities”).  The Capital Trust III Securities will continue to be listed on NASDAQ under their existing ticker symbol, SBIBN.

Item 8.01.  Other Events.

As described in the Introductory Note above, effective July 28, 2011, Sterling was merged with and into Comerica, with Comerica as the surviving corporation.  Immediately following the Merger, Sterling Bank, a wholly-owned subsidiary of Sterling, merged with and into Comerica Bank, a wholly owned subsidiary of Comerica, with Comerica Bank continuing as the surviving entity.  Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock of Sterling (excluding such shares held by Sterling, Comerica or their respective subsidiaries) was converted into the right to receive 0.2365 (the “Exchange Ratio”) shares of Comerica Common Stock, plus cash in lieu of fractional shares.  In addition, at the effective time of the Merger, each outstanding Sterling stock option and other stock-based award vested and converted into stock options and other stock-based awards with respect to shares of Comerica Common Stock and outstanding Sterling Warrants converted to New Comerica Warrants, in each case with adjustments to reflect the Exchange Ratio.

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.  On July 28, 2011, Comerica issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 16, 2011, by and between Comerica Incorporated and Sterling Bancshares, Inc. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (filed as Annex B to Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-172211), and incorporated herein by reference).

99.1	Press release dated July 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2011	COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 16, 2011, by and between Comerica Incorporated and Sterling Bancshares, Inc. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (filed as Annex B to Amendment No. 2 to the Company’s Registration Statement on Form S-4 (File No. 333-172211), and incorporated herein by reference).

99.1	Press release dated July 28, 2011